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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 10, 2004 (May 7, 2004)


                           SYNAGRO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


            DELAWARE                                             76-0511324

(State or other jurisdiction of                                 (IRS Employer
 Incorporation or organization)                              Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1   Press release dated May 7, 2004, issued by the Company.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         On May 7, 2004, Synagro Technologies, Inc. issued a press release announcing its results of operations for the three months ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: May 10, 2004

                                       SYNAGRO TECHNOLOGIES, INC.


                                       By:        /s/ J. PAUL WITHROW
                                          --------------------------------------
                                           (Senior Executive Vice President &
                                                 Chief Financial Officer)


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                                  EXHIBIT INDEX


99.1     Press release dated May 7, 2004, issued by the Company.


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